UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 23, 2004

                        AIRNET COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                              000-28217 59-3218138
          (Commission file number) (IRS Employer Identification Number)


                     3950 Dow Road, Melbourne, Florida 32934
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (321) 984-1990


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 3 - Securities and Trading Markets

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

On July 13, 2004, AirNet Communications Corporation (the "Company") reported in a Current Report filed on Form 8-K that the Nasdaq Stock Market, Inc. (the "Nasdaq") had informed the Company that as of June 30, 2004 the Company's common stock had closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4450(a)(5) and that the Company had until December 27, 2004, to regain compliance with the $1 bid price.

On December 23, 2004, the Nasdaq informed the Company that it had regained compliance with Marketplace Rule 4450(a)(5) and that this matter was now closed.

There can be no assurance that the Company will be able to continue satisfying any or all continued listing requirements of the Nasdaq National Market.

Item 3.02. Unregistered Sales of Equity Securities.

On December 28, 2004, SCP Private Equity Partners II, L.P. ("SCP") voluntarily converted $2 million in principal amount of its senior secured convertible note into 1,910,689 shares of AirNet's common stock. In addition, on December 28, 2004, TECORE, Inc. ("TECORE") voluntarily converted $1 million in accrued interest on its senior secured convertible note for 955,345 shares of AirNet's common stock. The issuance of these shares to SCP and TECORE was exempt from registration under the Securities Act of 1933, as amended, by virtue of the exemptions provided in Section 3(a)(9) and/or Section 4(2) of that Act.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

       (c) Exhibits.

Exhibit
Number                 Description of Exhibit
---------- ------------------------------------------------------------------
  99.1     Press Release issued by the Company on December 28, 2004



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AIRNET COMMUNICATIONS CORPORATION
                              Registrant



                              By: /s/ Stuart P. Dawley
                              ---------------------------------------------
                              Stuart P. Dawley
                              Vice President, General Counsel and Secretary
Dated: December 28, 2004




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                                  EXHIBIT INDEX



Exhibit Number   Exhibit Title
--------------   --------------
     99.1        Press Release issued by the Company on December 28, 2004





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